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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 17, 2002


                         STANDARD COMMERCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


             1-9875                                     13-1337610
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    (Commission File Number)                     (IRS Employer ID Number)


                 2201 Miller Road, Wilson, North Carolina 27893
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code           (252) 291-5507
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
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     Our Spanish subsidiary, World Wide Tobacco Espana, S.A., has been notified that the Competition Directorate of the European Commission is conducting an administrative investigation of buying practices within the leaf tobacco industry in Spain. The investigation is in its preliminary stages and our Spanish subsidiary is cooperating fully. While a determination by the Competition Directorate that the industry, including World Wide Tobacco, has violated Spanish law could give rise to material liabilities, we cannot determine at this point whether the investigation will give rise to such liabilities.

         Statements in this report that are not purely statements of historical fact may be deemed to be forward-looking. Readers are cautioned that any such forward-looking statements are based upon management's current knowledge and assumptions, and actual results could be affected in a material way by many factors, including risks associated with governmental investigations and unforeseen changes in political, market and economic conditions. The Registrant assumes no obligation to update any of these forward-looking statements.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STANDARD COMMERCIAL CORPORATION



Date:  January 18, 2002                /s/ Robert A. Sheets
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                                      Robert A. Sheets,
                                      Vice President and Chief Financial Officer